UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2006

NATIONAL TAX CREDIT PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

            California

  0-18541

  95-4205231

(State or other jurisdiction

(Commission

     (I.R.S. Employer

     of incorporation)

File Number)

  Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets

On July 11, 2006, National Tax Credit Partners, L.P. (the “Registrant”) sold its 99% limited partnership interest in Vinton/Park School Apartments Limited Partnership (“Vinton/Park School”), for approximately $16,000 to Roseland Redevelopment Corporation, an affiliate of Vinton/Park School.

Item 9.01

Financial Statement and Exhibits

(c)

Exhibits

The following exhibits are filed with this report:

10.3

Form of 2006 Amendment to the Amended and Restated Certificate and Agreement of Limited Partnership of Vinton/Park School Apartments Limited Partnership between National Tax Credit Partners, L.P., a California Limited Partnership, national Tax Credit, Inc., a California corporation, DES Properties, LLC, a Nebraska limited liability company, and Roseland Redevelopment Corporation, a Nebraska corporation.*

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL TAX CREDIT PARTNERS, L.P.

By:

National Partnership Investments Corporation

General Partner

By:

/s/Kathleen Danilchick

Kathleen Danilchick

Senior Vice President and Chief Financial Officer

Date:

July 17, 2006